                                                                    EXHIBIT 99.2

                                    CONSENT


  I, Simon Yates, hereby consent to be named as a person who will become a director of Mizar, Inc. in the Registration Statement on Form S-4 to be filed by such corporation with the Securities and Exchange Commission.

  Dated: December 11, 1997.


                                /s/ Simon Yates
                              -----------------------------------------
                              Simon Yates